Ordinary Shares	12 Months Ended
Dec. 31, 2023
Stockholders' Equity Note [Abstract]
ORDINARY SHARES

16. ORDINARY SHARES

On March 26, 2021, the Company entered into an at-the-market offering agreement (the “Sales Agreement”), with H.C. Wainwright & Co., LLC, acting as its sales agent (the “Sales Agent”), relating to the sale of its Class A Ordinary Shares (such offering, the “ATM Offering”, or “At The Market Offering”). In accordance with the terms of the Sales Agreement, the Company may offer and sell shares of its Class A Ordinary Shares having an aggregate offering price of up to $15,000,000 from time to time through the Sales Agent under such prospectus supplement and the accompanying prospectus. As of the date of issuance of the consolidated financial statements, the Company has issued 215,959 Class A Ordinary Shares at average issuance price of $7.53 per share pursuant to the ATM Offering with gross proceeds of $1.6 million, less transaction costs of $50,183.

On May 26, 2021, the Company entered into a private placement shares purchase agreement with Jurchen Investment Corporation, issuing 138,793 Class A Ordinary Shares at $28.82 per share, representing a 10% premium to the last closing price of the Company’s Class A Ordinary Shares on the NASDAQ stock exchange on that date. The Company received aggregate gross proceeds of $4,000,000 from the purchase of these shares.

On January 23, 2023, the Company effectuate a 10 for 1 share consolidation of its authorized share capital, such that every 10 Class A Ordinary Shares, par value of US$1.00 per share, in the authorized share capital of the Company (including issued and unissued share capital) were consolidated into 1 Class A Ordinary Share, par value of US$10.00 per share, and that every 10 Class B Ordinary Shares, par value of US$1.00 per share in the authorized share capital of the Company (including issued and unissued share capital) were consolidated into 1 Class B Ordinary Share, par value of US$10.00 per share. As a consequence of the reverse stock split, fractional shares were rounded up to the next whole share, resulting in the creation of an additional 8,018 Class A Ordinary Shares.

On February 21, 2023, the Company was merged with Aptorum Group Cayman Limited, a newly established wholly owned subsidiary of the Company, whereby the Company is the surviving company on the terms of the plan of merger. According to the plan of merger, the par value of its Class A and Class B Ordinary Shares are changed from USD10 to USD0.00001.

On March 31, 2023, the Group issued 70,430 Class A Ordinary Shares to a majority of the share option holders. This issuance served as an exchange for their share options and facilitated the reversal of deferred cash bonus payables owed to these holders (See Note 10).

On March 31, 2023, the Group also issued 65,770 fully vested Class A Ordinary Shares to certain employees and external consultants. The grant date fair value of each of the shares was $2.68 based on grant date quoted market price.

For the year ended December 31, 2023, the Group issued 791 Class A Ordinary Shares to share option holders as a result of exercise of options. For the year ended December 31, 2022, the Group issued 6,712 Class A Ordinary Shares to share option holders as a result of exercise of share options. For the year ended December 31, 2021, the Group issued 4,000 and 19,016 Class A Ordinary Shares to warrant holders and share option holders respectively as a result of exercise of warrants or options.

For the year ended December 31, 2023, the Group issued 1,250,000 Class A Ordinary Shares to convertible note holders upon conversion (See Note 15).

Holders of Class A Ordinary Shares and Class B Ordinary Shares have the same rights except for the following: (i) each Class A Ordinary Share is entitled to one vote while each Class B Ordinary Share is entitled to ten votes; and (ii) each Class B Ordinary Share is convertible into one Class A Ordinary Share at any time while Class A Ordinary Shares are not convertible under any circumstances.